UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 31, 2012

Date of Report (date of earliest event reported)

BION ENVIRONMENTAL TECHNOLOGIES, INC.

Exact name of Registrant as Specified in its Charter

Colorado	000-19333	84-1176672
State or Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification Number

Box 566/1774 Summitview Way

Crestone, Colorado 81131

Address of Principal Executive Offices, Including Zip Code

(212) 758-6622

Registrant's Telephone Number, Including Area Code

Not applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On July 31, 2012 the Company memorialized the agreement, effective June 30, 2012, for Dominic Bassani, the Company’s CEO, to extend the maturity date of certain convertible deferred compensation totaling $198,000 (principal plus accrued interest) to January 15, 2014. See Exhibit 10.1.

ITEM 7.01   REGULATION FD DISCLOSURE.

On August 1, 2012, the Company issued a press release (attached hereto as Exhibit 99.1) entitled ‘Bion’s Nutrient Credit Verification Plan and Full Water Quality Management Permit for Kreider Dairy Farm System Approved by Pennsylvania Department of Environmental Protection’  and has placed the press release on its website: www.biontech.com.

On August 2, 2012, the Company issued a press release (attached hereto as Exhibit 99.2) entitled ‘Bion Announces Initial Success of Advanced Separation Technology Pilot – Enables Improved Asset Recovery, Further Reductions of N & P, Increased Sustainability at Lower Cost’ and has placed the press release on its website: www.biontech.com.

ITEM 8.01  OTHER EVENTS.

On August 1, 2012 the Pennsylvania Department of Environmental Protection (PA DEP) issued a final and full Water Quality Management Permit for Bion’s micro-aerobic livestock waste treatment facility located at the Kreider Dairy Farm in Manheim, Lancaster County, Pennsylvania. The full WQMP replaces the ‘Water Quality Management Experimental Permit’ issued by the PA DEP to Bion prior to the construction of the Kreider facility. Incorporated within the permit is Bion’s verification plan approval which spells out the sampling and reporting requirements for the issuance of verified credit reductions from the PA DEP. See Exhibit 10.2.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)

Financial Statements of Businesses Acquired

Not Applicable.

(b)

Pro Forma Financial Information

Not Applicable.

(c)

Shell Company Transactions

Not Applicable.

(d)

Exhibits:

Exhibit Number	Description

10.1	Memorialization of extension of Maturity of Bassani convertible deferred compensation (dated July 31, 2012).

10.2	Kreider Permit (dated August 1, 2012).

99.1

Press release (dated August 1, 2012) (filed electronically herewith) entitled ‘Bion’s Nutrient Credit Verification Plan and Full Water Quality Management Permit for Kreider Dairy Farm System Approved by Pennsylvania Department of Environmental Protection’

99.2

Press release (dated August 2, 2012) (filed electronically herewith) entitled ‘Bion Announces Initial Success of Advanced Separation Technology Pilot – Enables Improved Asset Recovery, Further Reductions of N & P, Increased Sustainability at Lower Cost’

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bion Environmental Technologies, Inc.

Date:  August 3, 2012

By: /s/ Mark A. Smith

       Mark A. Smith, President